iShares®
iShares, Inc.
Supplement dated December 1, 2021 (the “Supplement”) to the Summary Prospectus and Prospectus, each dated December 30, 2020 and Statement of Additional Information (the “SAI”), dated December 30, 2020 (as revised April 9, 2021), for the iShares MSCI Global Silver and Metals Miners ETF (SLVP) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.
The following changes for the Fund will be effective on or around December 1, 2021.
Change in the Fund’s “Principal Investment Strategies”
The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” for the Fund shall be deleted in its entirety and replaced with the following:
The Fund seeks to track the investment results of the MSCI ACWI Select Silver Miners Investable Market Index (IMI) (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”) to focus on approximately 25 companies in developed and emerging markets that are involved in silver mining or exploration. MSCI begins with the MSCI ACWI Investable Market Index (IMI), and then selects securities of companies primarily mining silver. As necessary to reach the target constituent count of 25, MSCI selects from the gold and precious metals and minerals sectors sub‑industries, those companies that meet certain silver-related revenue thresholds or companies involved in silver mining and exploration, both from the MSCI ACWI IMI and the MSCI World Micro Cap Index, as well as companies primarily mining silver that are included in the MSCI World Micro Cap Index. The Fund will have significant exposure to companies involved in the gold, precious metals and minerals sectors to the extent the Underlying Index includes such companies. The Underlying Index is a free float-adjusted market capitalization-weighted index and limits the weight of large-, mid‑, and small-capitalization gold companies in the Underlying Index to 5% of their free float market capitalization and then uses a capping methodology that limits all issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, and all issuers with a weight above 5% do not cumulatively exceed 50% of the Underlying Index weight.

The Underlying Index includes large-, mid‑ and small-capitalization companies and may change over time. As of November 22, 2021, a significant portion of the Underlying Index is represented by securities of companies in the materials industry or sector. The components of the Underlying Index are likely to change over time. As of November 22, 2021, the Underlying Index consisted of stocks of companies in the following nine countries or regions: Canada, China, Japan, Mexico, Peru, Russia, South Africa, the United Kingdom (the “U.K.”) and the U.S. The Fund, under normal market conditions, will invest at least 40% of its assets in issuers organized or located outside the U.S. or doing business outside the U.S.
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section entitled “MSCI ACWI Select Silver Miners Investable Market Index (IMI)” on pages 47‑48 of the SAI shall be deleted in its entirety and replaced with the following:
Number of Components: approximately 33
Index Description. The MSCI ACWI Select Silver Miners IMI focuses on approximately 25 companies in developed and emerging markets that are involved in silver mining or exploration. MSCI selects constituents in the following order to reach a target count of 25 (in descending order of the percentage of revenues generated from silver, unless otherwise noted): 1) companies in the MSCI ACWI Investable Market Index (“MSCI ACWI IMI”) primarily mining silver; 2) companies in the MSCI ACWI IMI mining precious metals and minerals (“precious metals and minerals companies”) that generate at least 25% of revenues from silver; 3) producers of gold and related products, (including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate, gold mines) (“gold companies”), in the MSCI ACWI IMI that generate at least 25% of revenues from silver; 4) precious metals and minerals companies in the MSCI ACWI IMI not generating revenues but involved in silver mining exploration (in descending order of free float-adjusted market capitalization); 5) gold companies in the MSCI ACWI IMI not generating revenues but involved in silver mining exploration (in descending order of free float-adjusted market capitalization); 6) precious metals and minerals companies in the MSCI ACWI IMI Index generating a part of their revenues from silver; 7) gold companies in the MSCI ACWI IMI Index generating a part of their revenues from silver; 8) companies in the MSCI World Micro Cap Index primarily mining silver; 9) precious metals and minerals companies in the MSCI World Micro Cap Index that generate at least

25% of revenues from silver; 10) precious metals and minerals companies in the MSCI World Micro Cap Index not generating revenues but involved in silver mining exploration (in descending order of free float-adjusted market capitalization); 11) precious metals and minerals companies in the MSCI World Micro Cap Index generating a part of their revenues from silver; and 12) gold companies in the MSCI World Micro Cap Index generating a part of their revenues from silver. If the number of constituents remains under 25, the Underlying Index will only contain the number of selected constituents.
During the Semi-Annual Index Reviews, MSCI conducts the review in the order noted above. All securities assigned in step 1 above are included in the index. In the event the target constituent count of 25 is reached in steps 2 through 7 above, all current constituents of the index assigned in the final step required to reach 25 constituents remain and any current constituents that had been assigned in the following steps are removed. Otherwise, all constituents after 25 are removed. The Index Provider limits the weight of large-, mid‑, and small-capitalization gold companies in the Underlying Index to 5% of their free float market capitalization. The Underlying Index then applies a capping methodology to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with a weight above 5% do not, in the aggregate, exceed 50% of the Underlying Index weight. A buffer of 10% is applied to these limits at the time of rebalancing.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non‑resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑SLVP‑1221

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